                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 12, 2001


                     INTERNATIONAL LEASE FINANCE CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         California                 0-11350                 22-3059110
      (State or other             (Commission             (IRS Employer
       jurisdiction of            File Number)          Identification No.)
       incorporation)

      1999 Avenue of the Stars, 39th Floor,
      Los Angeles, California                                 90067
--------------------------------------------------------------------------------
(Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number including area code: (310) 788-1999

 (Former name or former address, if changed since last report.)

Not applicable.

Item 7. Financial Statements and Exhibits

      (c)   Exhibits

            1.1 Underwriting Agreement, dated February 12, 2001, between the Registrant and Lehman Brothers Inc., relating to the Registrant's Floating Rate Notes due February 13, 2004 (the "Notes").

            4.1 Officers' Certificate (without exhibits), dated February 15, 2001, establishing the terms of the Notes.

            4.2   Form of certificate for the Notes.

            5.1 Opinion of O'Melveny & Myers LLP regarding the legality of the Notes.

            23.1 Consent of O'Melveny & Myers LLP (included in Exhibit 5.1 hereto).

      Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       INTERNATIONAL LEASE FINANCE CORPORATION

                                       /s/ Alan H. Lund
                                       -----------------------------------------
                                       By: Alan H. Lund
                                           Executive Vice President,
                                           Co-Chief Operating Officer and
                                           Chief Financial Officer

DATED: February 15, 2001